KIMBERLITE INVESTMENT TRUST

Supplement to the Prospectus dated December 12, 2016

Effective as of December 12, 2016, Kimberlite Floating Rate Financial Services Capital Fund (the “Fund”), a series of the Kimberlite Investment Trust (the “Trust”), will end the public offering of its shares. Accordingly, shares of the Fund are no longer available for purchase. The Fund will continue to operate until the soonest practicable date on or after December 16, 2016  (the “Closing Date”), when it will be liquidated.

The Board of Trustees of the Trust (the “Board”), in consultation with the Fund’s investment adviser, Kimberlite Asset Management, LLC (the “Adviser”), made the determination to end the Fund’s public offering and to discontinue the Fund by unanimous vote of the Board during the Board Meeting held on December 12, 2016, based on, among other factors, the Board’s determination that the Fund’s current asset size, recent purchase and redemption history and projected expenses and expense structure indicate that it is unlikely that the Fund will grow for the foreseeable future. Through the date of the Fund’s liquidation, currently scheduled to take place on the Closing Date, the Adviser will continue to waive fees and reimburse expenses of the Fund, as necessary, in order to maintain the Fund’s fees and expenses at their current level, as specified in the Prospectus.

As of December 1, 2016, in response to market conditions, the Fund assumed a temporary defensive position and converted all of the Fund’s portfolio securities to cash.  In connection with the liquidation: (i) the Fund will remain in cash until Closing Date; and (ii) all outstanding shareholder accounts on the Closing Date will be closed and the proceeds of each account will be sent to the shareholder’s address of record or to such other address as directed by the shareholder including special instructions that may be needed for Individual Retirement Accounts (“IRAs”) and qualified pension and profit sharing fund accounts.  In addition, the Fund’s redemption fee for all shareholder redemptions on or after December 12, 2016 is eliminated.  As a result of the Fund’s cash position described above, the Fund’s normal exposure to investments has been eliminated. Accordingly, shareholders should not expect the Fund to achieve its stated investment objective.

Shareholders may continue to freely redeem their shares on each business day during the Fund’s liquidation process. The distribution of proceeds from the closing of shareholder accounts remaining on the Closing Date will be considered for tax purposes a sale of Fund shares by shareholders, and shareholders should consult with their own tax advisors to ensure its proper treatment on their income tax returns. In addition, shareholders invested through an IRA or other tax-deferred account should consult with their own tax advisors to understand the rules regarding the reinvestment of these assets. In order to avoid a potential tax issue, shareholders may choose to authorize, prior to the Closing Date, a direct transfer of their retirement account assets to another tax-deferred retirement account. In addition, shareholders generally have 60 days from the date of the liquidation to invest the proceeds in another IRA or qualified retirement account; otherwise the liquidation proceeds may be required to be included in the shareholder’s taxable income for the current tax year.

If you have any questions regarding this Supplement, please call (855)- 318-2804.

Investors Should Retain this Supplement for Future Reference